UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2006

INFOCUS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18908

Oregon	93-0932102
(State or other jurisdiction of incorporation	(I.R.S. Employer Identification No.)
or organization)

27500 SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-685-8888

Former name or former address if changed since last report: no change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFOCUS CORPORATION
FORM 8-K
INDEX

Item	Description	Page

Item 2.02	Results of Operations and Financial Condition	2

Item 8.01	Other Events	2

Item 9.01	Financial Statements and Exhibits	2

Signatures		3

Item 2.02 Results of Operations and Financial Condition

On October 10, 2006, InFocus Corporation (“InFocus”) issued a press release regarding preliminary third quarter 2006 operating results.  A copy of the press release is attached as Exhibit 99.1.

Item 8.01 Other Events

In the press release referenced in Item 2.02, InFocus also announced that its Board of Directors is conducting an ongoing evaluation of strategic alternatives for the Company and that Banc of America Securities is engaged as the Company’s financial advisor to assist the Board in its evaluation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1               Press release dated October 10, 2006 regarding preliminary third quarter 2006 operating results and the evaluation of strategic alternatives for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2006	INFOCUS CORPORATION

	By:	/s/C. Kyle Ranson
C. Kyle Ranson President and Chief Executive Officer (Principal Executive Officer)

	By:	/s/Roger Rowe
Roger Rowe Vice President Finance, Chief Financial Officer and Secretary (Principal Financial Officer)